Exhibit 10.8

CHELSEA PROPERTY GROUP, INC.
2002-2006 LONG-TERM EXECUTIVE INCENTIVE PLAN - Summary

OBJECTIVES

•	To support the business objectives of the Company
•	To encourage retention of senior executives
•	To provide competitive rewards to management linked to the Company's long-term financial performance

PLAN DESIGN

•	Award up to 80,000 Compensation Units (CUs) with future value tied to the Company’s 5-year earnings growth.
•	Each CU to have a target value of $100, based on the Company achieving a targeted 5-year growth rate in FFO per share of 10% per year.
•	Units held in reserve may be awarded during the performance period in recognition of individual performance and contribution to the Company’s long-term success.
•	Final value of CUs will be based on the Company’s actual FFO per share results:
                 5-Year  Growth Rate
                  in FFO per Share (1)              Comp. Unit Value
          -------------------------------           ----------------
          Less than 7.0%.................               $    0
          7.0%..........................                   20
          8.0% ..........................                   40
          9.0% ..........................                   65
          10.0%..........................                  100
          12.5%..........................                  250
          15.0%..........................                  500
          20.0%..........................                1,000
•	CUs to vest based on continuous service to the Company:
• • •	30% after Year 3 50% after Year 4 100% after Year 5
•	Change-in-control, CUs will vest 50% after Year 1 and 100% after Year 2
•	Unit value to be paid out at the end of Year 5 will be in the form of cash
•	In the event of termination, all unvested CUs will be cancelled. Vested CUs will be valued and paid out based on the reason for termination:
•	Death or disability - 100% vesting and payout based on performance to date of termination on a pro-rata basis.
•	Other termination - vested CUs paid out at the end of the performance period at the lower of the pro-rata value determined at the end of the performance period or as of the date of termination.
•	Employees that leave early or are terminated have the option to “cash out” vested units on leaving date at 50% of their vested unit value.
•	Plan includes a covenant against competition, solicitation of employees or tenants, and non-disclosure; if violated, vested CUs may be cancelled.

VALUATION FORMULA

•	(Number of CUs granted) X (Unit Value based on 5-year Cumulative Compound Growth Rate in FFO per share). Example:

5-Year Cumulative Compound Annual Growth Rate
<7	7%	8%	9%	10%	12.5%	15%	Max. 20%

Unit Value Value of 1,000 CUs	-0- -0-	$20 $20K	$40 $40K	$65 $65K	$100 $100K	$250 $250K	$500 $500K	$1,000 $1MM